SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2008

PLATINA ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28335	84-108043
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

14850 Montfort Drive, Suite 131, Dallas, TX 75254
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(972) 458-9600.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

(1)           Previous Independent Auditors:

(i) Effective August 14, 2008, the Board of Directors of Platina Energy Group, Inc. (the “Company”) accepted the resignation of Jonathon P. Reuben, CPA, from its position as the Company’s principal independent accountant. Pursuant to Section 10A of the Securities Act of 1934, as amended, and Section 203 of the Sarbanes-Oxley Act of 2002, as amended, Jonathon P. Reuben, CPA is required to resign its position as the Company’s principal independent accountant since it was the lead (or coordinating) audit partner having primary responsibility for the audit and has performed such audit services for the Company in each of the five previous fiscal years of the Company.

(ii) The reports of Jonathon P. Reuben, CPA on the financial statements for the past two fiscal years contained a qualification expressing doubt about our ability to continue as a going concern. The audit reports of Jonathon P. Reuben, CPA for the year ended March 31, 2008 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the qualification noted above. Jonathon P. Reuben, CPA did not, during the applicable periods, advise us of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

(iii) In connection with its audits for the two most recent fiscal years and subsequent interim period up to the effective date of the resignation of Jonathon P. Reuben, CPA, there have been no disagreements with Jonathon P. Reuben, CPA on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of Jonathon P. Reuben, CPA, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its financial statements for such years.

(iv) The Company requested that Jonathon P. Reuben, CPA furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)           New Independent Accountants:

(i) The Company engaged Rodefer Moss & Co., PLLC, Knoxville, Tennessee as its new independent auditors as of August 14, 2008. At no time during the past two fiscal years or any subsequent period did the Company consult with Rodefer Moss & Co., PLLC regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered by Rodefer Moss & Co., PLLC, (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B or (iv) any issue relating to the financial statements of the Company.

Item 9.01                      Financial Statements and Exhibits

(a)           Financial statements:

None required

(b)           Exhibits

Number	Exhibit
16.01	Letter from Jonathon P. Reuben, CPA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platina Energy Group Inc.

Date:  August 19, 2008                                                                           /s/ Blair Merriam
Blair Merriam, Chief Executive Officer